Z-SEVEN
THIRD QUARTER REPORT
Period Ended
September 30, 1998

1.  Accounting Procedures:
    Reliability & Conservatism

2.  Consistency of Operating
    Earnings Growth

3.  Strength of Internal
    Earnings Growth

4.  Balance Sheet:
    Working Capital

5.  Balance Sheet:
    Corporate Liquidity

6.  Recognition:
    Owner Diversification

7.  Value: P/E Under 10

LETTER TO OUR SHAREHOLDERS

Dear Fellow Shareholder:

Stop the roller coaster - I want to get off! What a year 1998 is turning out to be. The first three months were very strong, but our first quarter report warned that the persistence of poor broad stock market behavior could lead to a bear market in the second half of the year. The lack of confirmation by the broad market continued, even as the Dow kept reaching new highs until its peak in July. Just weeks after, a bear market followed. Not a full-length feature, but the "short" drop was still devastating, particularly to U.S. and British small-cap shares. At the time stocks hit bottom (October 8), who would have believed that just over six weeks later the Dow would reach an all-time high?

Never in my wildest dreams could I have imagined all the bargain opportunities that became available during the third quarter. My research department was very productive in uncovering valuable opportunities and verifying earnings outlooks with managements that were unusually accessible and talkative due to the sharp declines in their companies' share prices. We reduced our target position size to make room for twelve new small-cap investments; eleven in the U.S. and one in the U.K.

In the case of two of our largest British holdings, Rathbone Brothers and Jardine Lloyd Thompson, the prices became so undervalued that they were selling for even less than their net cash per share. This means that these businesses, which generated steady increases in earnings and cash, were being given away in the market. We took advantage and now hold extra large positions in these two stocks.

I really can't hide my excitement. We now have a better diversified, value packed portfolio that is one of the strongest I have seen in almost 15 years of managing Z-Seven's investments! In addition, the Federal Reserve Board and the

Bank of England have reversed tight money policies and are now beginning to lower interest rates.

1998 THIRD QUARTER RESULTS

The sharp decline in small-cap share prices at home and in the U.K. gave us some exceptional buying opportunities and also impacted the share prices of our existing holdings. While our investment portfolio and net asset value both decreased 18% during the third quarter, they fared better than the comparable Russell 2000 Index (most commonly used index for U.S. small-cap stock prices).

1998 NINE MONTH RESULTS

As 1998 reached its nine-month point, small-cap shares here at home, and also in the U.K., had already suffered the anticipated declines and then some. While our investments were up for the first half of the year, the substantial market decline in the third quarter resulted in an 8% decrease for the first nine months. In comparison, the Russell 2000 Index declined more than twice as much.

After operating expenses, our net asset value decreased 9%, from $7.55 to $6.85, in these nine months. As of today, December 1, we have rebounded significantly. Even though the Russell 2000 Index is still down approximately 9% year-to-date, we are pleased to report our Fund has a positive return thus far with a net asset value of $7.75.

GOOD NEWS/MISTAKES & DISAPPOINTMENTS

Many of our shareholders are used to seeing, in our reports, comments on the portfolio's highest and lowest performing stocks. However, in our continuing efforts to provide our shareholders with timely and pertinent information, without overwhelming our readers, we feel the long-term objective of the Fund is most consistent with long-term  analysis  of  performance  results,  particularly  when focusing on individual holdings. We believe this idea is best served by multi-year (complete stock market cycle) performance review rather than quarterly prices which may only reflect short-term stock market conditions. This quarter, the volatile market produced several poor returns for some otherwise strong companies. For example, several of our best performers for the first half of 1998 were driven down in price, with the market, during the third quarter and have since rebounded substantially. Therefore, we look forward to reviewing, in detail, our most and least productive investments on an annual basis. We hope this proves to be the most valuable approach for our shareholders. The next annual report will be mailed shortly. Please let us know what you think.

MAXIMIZING YOUR RETURN

Z-Seven shares were recently selling at a small discount. Our Fund seized this valuable opportunity to repurchase additional shares in the open market. We congratulate those of you who joined us in taking advantage of the recent bargain prices and invested in Z-Seven for what, I believe, will be an exceptionally profitable period ahead. On September 15, 1998, the Fund declared an estimated $.17 per share dividend representing the balance of 1997 short-term capital gains and net investment income.

We would like to remind our shareholders that the Fund does have a distribution reinvestment plan. Shareholders of record may enroll by contacting our transfer agent, Norwest Bank Minnesota (800-468-9716). If your shares are held in street name, you may contact your broker or custodian. Please consider that distributions paid since 1995, for every 100 pre-split (200 post-split) shares owned prior to December 29, 1995, total $888. Reinvestment of this amount on September 30, 1998, at a price of approximately $7.00, would have allowed a shareholder to purchase 128 additional shares.

OUTLOOK

Entering  the  final quarter of 1998, our portfolio directly reflects where we
are  finding  the  outstanding  values  in  today's  market.    We  are  now
predominantly (73.7%) invested in domestic small caps (less than $1 billion market capitalization). At this writing, interest rate policy is clearly positive with respect to U.S. equities. In addition, our British small-cap investments, the portfolio's second largest (17.8%) investment area, enjoy increasingly favorable prospects due to the same combination of factors: exceptional value and a turn toward lower interest rates by the Bank of England.

I look toward the future with considerable optimism for our near-term and, more importantly, long-term potential as a greater diversified fund invested in excellent companies.


Sincerely,



Barry Ziskin          December 1, 1998




We would like to express our appreciation for the confidence you have shown in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at September 30, 1998 (Unaudited)

----------------------------------------------------------
Common Stocks (a)                       SHARES    VALUE
----------------------------------------------------------
APPAREL & ACCESSORIES  -  1.9%
 Abbeycrest Plc                         10,000  $   19,450
 Nautica Enterprises, Inc.              16,600     310,221
                                                ----------
                                                   329,671
                                                ----------
AUTOMOTIVE & TRANSPORTATION  -  5.9%
 Autopistas C.E. SA                     12,840     196,568
 Motorcar Parts and Accessories, Inc.   34,100     396,412
 Strattec Security Corporation          17,500     455,000
                                                ----------
                                                 1,047,980
                                                ----------
BUILDING & MATERIALS  -  4.1%
 American Homestar Corporation          17,750     390,500
 NCI Building Systems, Inc. (c)         10,600     210,018
 Wolverine Tube, Inc. (c)                5,900     124,272
                                                ----------
                                                   724,790
                                                ----------
BUSINESS SERVICES & SUPPLIES  -  3.7%
 Day Runner, Inc.                       24,700     481,650
 Dudley Jenkins Group Plc               28,400     165,231
                                                ----------
                                                   646,881
                                                ----------
COMMUNICATION  -  8.5%
 AVT Corporation                        22,000     497,750
 Brightpoint, Inc.                      36,000     276,768
 Communications Systems, Inc. (c)       26,600     305,900
 Vertex Communications
     Corporation                        22,500     413,438
                                                ----------
                                                 1,493,856
                                                ----------
COMPUTER & RELATED  -  21.4%
 Computer Horizons Corporation          13,000     324,194
 Cybex Computer Products
     Corporation (c)                    13,200     331,650
 Hummingbird Communications Ltd.        16,200     331,095
 Insight Enterprises, Inc.              11,925     336,881
 Integrated Systems Consulting
     Group, Inc.                        40,000     430,000
 Kronos Inc.                            10,000     370,000
 Pomeroy Computer Resources, Inc.       25,000     415,625
 Rainbow Technologies, Inc.             34,800     474,150
 Smart Modular Technologies, Inc.       17,200     353,684
 Zebra Technologies Corporation         12,600     422,100
                                                ----------
                                                 3,789,379
                                                ----------
ELECTRICAL & ELECTRONICS  -  11.7%
 AFC Cable Systems, Inc.                15,000     356,250
 Benchmark Electronics, Inc. (c)        19,500     444,853
 LSI Industries Inc.                    18,000     324,000



Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at September 30, 1998 (Unaudited), Continued

--------------------------------------------------------
Common Stocks (a)                     SHARES     VALUE
--------------------------------------------------------
 Roxboro Group Plc                    100,500    301,299
 TT Group Plc                          61,900    210,274
 Valley Forge Corporation (c)          35,900    439,775
                                               ---------
                                               2,076,451
                                               ---------
FINANCIAL SERVICES  -  8.1%
 Jardine Lloyd Thompson Group Plc     269,100    877,535
 Rathbone Brothers Plc                 75,000    554,175
                                               ---------
                                               1,431,710
                                               ---------
FOOD & BEVERAGE  -  2.0%
 Carlsberg AS                           2,700    166,037
 Lindt & Sprungli AG                       86    193,952
                                               ---------
                                                 359,989
                                               ---------
HEALTH & PERSONAL CARE  -  5.4%
 Astra AB                              10,586    173,864
 L'Oreal                                  362    168,557
 Nature's Sunshine Products, Inc.      25,500    408,000
 Novartis AG                              129    207,579
                                               ---------
                                                 958,000
                                               ---------
LEISURE & MEDIA  -  8.4%
 Anchor Gaming                          6,000    343,500
 Border Television Plc                119,500    642,432
 Dave and Buster's Inc.                21,200    315,350
 Seattle FilmWorks, Inc.               61,400    184,200
                                               ---------
                                               1,485,482
                                               ---------
MEDICAL SERVICES & SUPPLIES  -  4.4%
 Laboratory Specialists
     of America, Inc.                  92,500    364,265
 National Dentex Corporation           23,000    414,000
                                               ---------
                                                 778,265
                                               ---------
MULTI-INDUSTRY  -  4.6%
 Kaydon Corporation (c)                11,500    302,600
 Technitrol, Inc. (c)                  15,900    318,000
 Tomkins Plc                           42,666    199,848
                                               ---------
                                                 820,448
                                               ---------
PLASTICS  -  2.5%
 Northern Technologies
     International Corporation         46,900    281,400
 Polypipe Plc                          88,200    155,850
                                               ---------
                                                 437,250
                                               ---------


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at September 30, 1998 (Unaudited), Continued

---------------------------------------------------------------
Common Stocks (a)                           SHARES     VALUE
---------------------------------------------------------------
RETAIL  -  2.0%
 Grow Biz International, Inc.               25,200      346,500
 Westfair Foods Ltd.                           360       11,765
                                                    -----------
                                                        358,265
                                                    -----------

MISCELLANEOUS  -  3.7%                      66,200      662,274
---------------------------------------------------------------
TOTAL COMMON STOCKS  -  98.3%
     (Cost $19,201,498)                             $17,400,691
---------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  1.7%                          292,056
---------------------------------------------------------------
NET ASSETS  -  100.0%
     (Equivalent to $6.85 per share based
     on 2,583,036 shares of capital stock
     outstanding)                                   $17,692,747
===============================================================

(a) Percentages indicated are based on net assets of $17,692,747.

(b) American Depository Shares.

(c) Pledged as collateral for line of credit.




      COMMON STOCKS BY COUNTRY

-------------------------------------
Percent   Country            Value
-------------------------------------
   73.7%  United States   $12,825,180
   17.9%  United Kingdom    3,126,094
    2.3%  Switzerland         401,531
    2.0%  Canada              342,860
    1.1%  Spain               196,568
    1.0%  Sweden              173,864
    1.0%  France              168,557
    1.0%  Denmark             166,037
-------------------------------------
  100.0%                  $17,400,691
=====================================


BOARD OF DIRECTORS

Barry Ziskin
Albert Feldman
Dr. Jeffrey Shuster
Rochelle Ziskin

INVESTMENT ADVISOR

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin
President

Laurie S. Doane
Secretary and Treasurer

CUSTODIAN

Chase Manhattan Bank

TRANSFER AGENT

Norwest Bank Minnesota, N.A.
Shareowner Services

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

GENERAL COUNSEL

Kilpatrick Stockton LLP

STOCK LISTINGS

NASDAQ
Symbol: ZSEV

Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE

1819 South Dobson Road
Suite 109
Mesa, AZ 85202
(602) 897-6214
Fax (602) 345-9227